UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 19, 2006

Date of report (Date of earliest event reported)

Gramercy Capital Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

420 Lexington Avenue	10170
New York, New York	(Zip Code)
(Address of Principal Executive Offices)

(212) 297-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On April 19, 2006, Gramercy Capital Corp. (the “Company”) entered into an Amended and Restated Management Agreement (the “Amended Management Agreement”) with GKK Capital LP (the “Operating Partnership”) and GKK Manager LLC (the “Manager”). The Company is the sole general partner of, and holder of 100% of the common units of, the Operating Partnership and conducts substantially all of its operations through the Operating Partnership. The Company is externally managed and advised by the Manager, a majority-owned subsidiary of SL Green Realty Corp. (“SL Green”). SL Green owns approximately 25% of the outstanding shares of the Company’s common stock.

The Amended Management Agreement generally contains the same terms and conditions as the Management Agreement dated August 2, 2004 except for the following material changes: (i) extends the term of the agreement through December 31, 2009, with automatic one year renewals; (ii) eliminates the 50% reduction in the termination fee if the Company becomes self-managed and clarifies that in connection with an internalization of the Manager, the only consideration to be paid to the Manager will be pursuant to a separate agreement between the Manager and the Company; and (iii) includes in the definition of “Stockholders Equity” (a) trust preferred securities and (b) other securities that do not constitute indebtedness on the balance sheet in accordance with GAAP.

In addition, the Amended Management Agreement provides that in connection with formations of collateralized debt obligations or other securitization vehicles (collectively, “CDOs”), if a collateral manager is retained, the Manager or an affiliate will be the collateral manager and will receive the following fees:  (i) 0.25% per annum of the book value of the assets owned for transitional “managed” CDOs, (ii)  0.15% per annum of the book value of the assets owned for non-transitional “managed” CDOs, (iii) 0.10% per annum of the book value of the assets owned for static CDOs that own primarily non-investment grade bonds, and (iv) 0.05% per annum of the book value of the assets owned for static CDOs that own primarily investment grade bonds; limited in each instance by the fees that are paid to the collateral manager. The balance of the fees paid by the CDO for collateral management services are paid over to the Company.

On April 19, 2006, the Company also entered into an Amended and Restated Origination Agreement (the “Amended Origination Agreement”) with SL Green Operating Partnership, L.P., a wholly owned subsidiary of SL Green (“SL Green OP” and, with SL Green and its subsidiaries, the “SL Green Entities”). The Amended Origination Agreement generally contains the same terms and conditions as the Origination Agreement between the Company and SL Green OP dated August 2, 2004, except for the following material changes: (i) provides the Company with a right of first offer with respect to fixed income investments or preferred equity investments that any SL Green Entity owns, subject to limited exceptions; (ii) clarifies that the pre-emptive rights of SL Green apply to limited partnership units of the Operating Partnership (“Units”) and other securities of the Company convertible into common stock of the Company or Units and extends such rights to issuances by the Company in any private or public offering, any merger, consolidation or similar business combination transaction or any sale of all or substantially all of the assets of the Company, and obligates the Company to obtain stockholder approval for these preemptive rights every five years; and (iii) confirms the right of the SL Green Entities to retain investments owned by companies or businesses that are acquired by SL Green Entities, but precludes SL Green from acquiring companies or businesses engaged primarily in the Company’s primary business activities.

On April 19, 2006, the Company also entered into a Second Amended and Restated Registration Rights Agreement (the “Amended Registration Rights Agreement”) with SL Green OP. The Amended Registration Rights Agreement has been amended to reflect the rules adopted by the Securities and Exchange Commission effective on December 1, 2005 that modified the registration, communications, and offering processes under the Securities Act of 1933, as amended. In addition, the Amended Registration Rights Agreement has been modified to limit to two the number of times per year that the Company or an underwriter of the Company’s securities is permitted to cause SL Green OP, as holder of the registrable securities, to delay any offer or sale of such registrable securities.

In connection with the management services that the Manager provides to the Company and the Operating Partnership, the Manager engaged SLG Gramercy Services LLC to manage and service certain assets of the Company pursuant to an Asset Servicing Agreement. On April 19, 2006, the Manager and SLG Gramercy Services LLC entered into an Amended and Restated Asset Servicing Agreement (the “Amended Asset Servicing Agreement”), which reduces the asset servicing fee to 0.05% per annum of the book value of the assets for all credit tenant lease assets and for non-investment grade bonds, but keeps the asset servicing fee at 0.15% per annum of the book value of the assets for all other assets.

On April 19, 2006, the Company entered into the Third Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Amended Partnership Agreement”) with each of the limited partners of the Operating Partnership. The Amended Partnership Agreement generally contains the same terms and conditions as the Second Amended and Restated Partnership Agreement dated December 14, 2005, except for the following material changes: (i) revised the definition of Stockholder’s Equity to specifically exclude Class B Units and preferred partnership units; (ii) clarified that the definition of Funds from Operations relates to net income available to holders of partnership units (other than Class B Units and preferred partnership units, if any, issued subsequent to the date of the Amended Partnership Agreement); and (iii) eliminates the 50% reduction in the redemption amount if the Company becomes self-managed and clarifies that the redemption amount in connection with an internalization will be $100.

The foregoing is a summary of the terms of the Amended Management Agreement, Amended Origination Agreement, Amended Registration Rights Agreement, Amended Asset Servicing Agreement and Amended Partnership Agreement. Certain additional changes not described herein were made to these agreements. Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of each of the agreements, copies of which are attached hereto and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On April 19, 2006, the Company distributed an earnings press release relating to the Company’s financial performance for the quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

The information (including exhibit 99.1 being furnished pursuant to this “Item 2.02. Results of Operations and Financial Condition” shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act regardless of any general incorporation language in such filing.

Item 7.01. Regulation FD Disclosure.

As discussed in Item 2.02. above, the Company issued a press release, dated April 19, 2006, announcing its financial results for the quarter ended March 31, 2006, the text of which is incorporated herein by reference.

The information being furnished pursuant to this “Item 7.01. Regulation FD Disclosure” shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing. This information will not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 9.01  Exhibits

(c)  Exhibits

10.1         Form of Amended Management Agreement.

10.2         Form of Amended Origination Agreement.

10.3         Form of Amended Registration Rights Agreement.

10.4         Form of Amended Asset Servicing Agreement.

10.5         Form of Amended Partnership Agreement.

99.1         Press Release, dated April 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2006

	By:	/s/ Robert R. Foley
		Name:	Robert R. Foley
		Title:	Chief Financial Officer